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                                                                   Exhibit 10.18













                               DEMAND NOTE PAYABLE




AMOUNT                              $61,585.00

DATE                                January 21, 1997

SECURITY                            Unsecured


On demand after date, F&H Restaurant Corp. promises to pay to Jamie B. Coulter, or to his order, sixty-one thousand five hundred eighty-five dollars ($61,585.00) at Wichita, Kansas, for value received, with base interest thereon at Intrust Bank, from date of note until paid. Interest payable upon final payment of principal.




  /s/ Jamie B. Coulter
------------------------------
      Jamie B. Coulter
        Chairman
    F&H Restaurant Corp.